SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

DATE OF REPORT:
October 11, 2013
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

Office Address: 2036 Washington Street, Hanover Massachusetts 02339
Mailing Address: 288 Union Street, Rockland, Massachusetts 02370
(Address of Principal Executive Offices)

(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

As previously disclosed, on May 14, 2013 Independent Bank Corp. (the “Company”), the parent of Rockland Trust Company (“Rockland Trust”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mayflower Bancorp, Inc. (“Mayflower”) pursuant to which the Company will acquire Mayflower and Rockland Trust will acquire Mayflower Co-operative Bank (d/b/a Mayflower Bank), the wholly-owned bank subsidiary of Mayflower. On October 11, 2013, the Company and Mayflower distributed a letter and merger consideration election materials to Mayflower shareholders. Copies of these materials are included as Exhibits to this report and incorporated into this Item 8.01 by reference.

Forward-Looking Statements:

Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Independent with the Securities and Exchange Commission, in press releases and in oral and written statements made by or with the approval of Independent that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (ii) statements of plans, objectives and management expectations; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ include, but are not limited to: (i) the risk that the businesses involved in the merger will not be integrated successfully or such integration may be more difficult, time-consuming, or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss, and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (vi)  local, regional, national and international economic conditions and the impact they may have on the parties to the merger and their customers; (vii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (viii) prepayment speeds, loan originations and credit losses; (ix) sources of liquidity; (x) shares of common stock outstanding and common stock price volatility; (xi) fair value of and number of stock-based compensation awards to be issued in future periods; (xii) legislation affecting the financial services industry as a whole, and/or the parties and their subsidiaries individually or collectively; (xiii) regulatory supervision and oversight, including required capital levels; (xiv) increasing price and product/service competition by competitors, including new entrants; (xv) rapid technological developments and changes; (xvi) the parties’ ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvii) the mix of products/services; (xiii) containing costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support the parties’ future businesses; and (xxvi) material differences in the actual financial results of merger and acquisition activities compared with expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause Independent’s results to differ materially from those described in the forward-looking statements can be found in Independent’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. The parties undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information:

In connection with the Merger, Independent has filed with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Mayflower Bancorp, Inc. and a Prospectus of Independent, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You may obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Independent and Mayflower, at the SEC’s Internet site (http://www.sec.gov). You may also obtain these documents for Independent, free of charge, at www.RocklandTrust.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus and the SEC filings that are incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, (781) 982-6858.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following Exhibits are filed as part of this report:
Exhibit No.    Description

99.1	Letter to Mayflower Bancorp, Inc. shareholders attaching election materials and letter of transmittal

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: October 16, 2013	BY:/s/Edward H. Seksay
Edward H. Seksay
General Counsel

EXHIBIT INDEX

Exhibit No.    Description

99.1	Letter to Mayflower Bancorp, Inc. shareholders attaching election materials and letter of transmittal